UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On June 26, 2018, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) borrowed $7.7 million from SK Energy LLC (“SK Energy”), which amount was evidenced by a Promissory Note dated June 25, 2018, in the amount of $7.7 million (the “SK Energy Note”), the terms of which are discussed below.

Also on June 25, 2018, we entered into Debt Repayment Agreements (the “Repayment Agreements”, each described in greater detail below) with (i) the holders of our outstanding Tranche A Secured Promissory Notes (“Tranche A Notes”) and Tranche B Secured Promissory Notes (“Tranche B Notes”), which we entered into pursuant to the terms of that certain May 12, 2016 Amended and Restated Note Purchase Agreement, (ii) RJ Credit LLC, which holds a subordinated promissory note issued by the Company pursuant to that certain Note and Security Agreement, dated April 10, 2014, as amended (the “RJC Subordinated Note”), and (iii) MIE Jurassic Energy Corporation, which holds a subordinated promissory note issued by the Company pursuant to that certain Amended and Restated Secured Subordinated Promissory Note, dated February 18, 2015, as amended (the “MIEJ Note”, and together with the “Tranche B Notes,” the “Junior Notes”), pursuant to which, on June 26, 2018, we retired all of the then outstanding Tranche A Notes, in the aggregate amount of approximately $5.7 million, for $3.8 million and all of the then outstanding Junior Notes, in the aggregate amount of approximately $67.7 million, for an aggregate of $3,876,208.

As part of the same transactions and as required conditions to closing the sale of the SK Energy Note, SK Energy entered into a Stock Purchase Agreement with Golden Globe Energy (US), LLC (“GGE”), the holder of our outstanding 66,625 shares of Series A Convertible Preferred Stock (convertible pursuant to their terms into 6,662,500 shares of the Company’s common stock – approximately 47.6% of the Company’s outstanding shares post-conversion), pursuant to which on June 25, 2018, SK Energy purchased, for $100,000, all of the Series A Convertible Preferred Stock (the “Stock Purchase Agreement”).

Additionally, on June 25, 2018, we entered into a Debt Repayment Agreement (the “Bridge Note Repayment Agreement”) with all of the holders of our convertible subordinated promissory notes issued pursuant to that certain Second Amendment to Secured Promissory Notes, dated March 7, 2014, originally issued on March 22, 2013 (the “Bridge Notes”), pursuant to which all the holders, holding in aggregate $475,000 of outstanding principal amount under the Bridge Notes, agreed to the payment and full satisfaction of such outstanding amounts for 25% of the amounts owed thereunder, i.e., $118,750 in aggregate.

The result of the above transactions was that a net of approximately $64.9 million of liabilities were removed from the Company’s balance sheet.

SK Energy Note Terms

The SK Energy Note accrues interest monthly at 8% per annum, payable quarterly (beginning October 15, 2018), in either cash or shares of common stock (at the option of the Company), or with the consent of SK Energy, such interest may be accrued and capitalized. Additionally, in the event that the Company is prohibited from paying the interest payments due on the SK Energy Note in cash pursuant to the terms of its senior debt and/or the requirement that the Company obtain shareholder approval for the approval of issuance of shares of common stock in lieu of interest due under the SK Energy Note due to the Share Cap (described and defined below), such interest will continue to accrue until such time as the Company can either pay such accrued interest in cash or stock.

If interest on the SK Energy Note is paid in common stock, SK Energy will be due that number of shares of common stock as equals the amount due divided by the average of the closing sales prices of the Company’s common stock for the ten trading days immediately preceding the last day of the calendar quarter prior to the applicable payment date, rounded up to the nearest whole share of common stock (the “Interest Shares”).

The SK Energy Note is due and payable on June 25, 2021, but may be prepaid at any time, without penalty. Other than in connection with the Interest Shares, the principal amount of the SK Energy Note is not convertible into common stock of the Company. The SK Energy Note contains standard and customary events of default and upon the occurrence of an event of default, the amount owed under the SK Energy Note accrues interest at 10% per annum.

As additional consideration for SK Energy agreeing to the terms of the SK Energy Note, the Company agreed to issue SK Energy 600,000 shares of common stock (the “Loan Shares”).

The SK Energy Note includes a share issuance limitation preventing the Company from issuing Interest Shares thereunder, if such issuance, together with the number of Loan Shares, plus such number of Interest Shares issued previously, as of the date of such new issuance, totals more than 19.99% of the Company’s outstanding shares of common stock as of June 25, 2018 (i.e., 1,455,023 shares) (the “Share Cap”).

Repayment Agreement Terms

As described above, pursuant to the Repayment Agreements, the holders of our outstanding Tranche A Notes and Junior Notes retired all of the then outstanding Tranche A Notes, in the aggregate amount of approximately $5.7 million, for $3.8 million and all of the then outstanding Junior Notes, in the aggregate amount of approximately $67.7 million, for an aggregate of $3,876,208. The note holders also agreed to forgive all amounts owed under the terms of the Tranche A Notes and Junior Notes, as applicable, other than the amounts paid.

The Tranche A Note Repayment Agreement was entered into by and between the Company and each of the then holders of the Company’s Tranche A Notes, BBLN-PEDCO Corp., BHLN-PEDCO Corp. and PBLA ULICO 2017 (collectively, the “Tranche A Noteholders”).

The Tranche B Note Repayment Agreement was entered into by and between the Company and each of the then holders of the Company’s Tranche B Notes, Senior Health Insurance Company of Pennsylvania, Bankers Conseco Life Insurance Company, Washington National Insurance Company, Principal Growth Strategies, LLC, Cadle Rock IV, L.L.C., and RJ Credit LLC, and holders of the RJC Subordinated Note held by RJ Credit LLC and the MIE Note held by MIE Jurassic Energy Corporation (collectively, the “Junior Noteholders”).

Pursuant to the terms of the Repayment Agreement relating to the Tranche B Notes, in addition to the cash consideration due to the Tranche B Noteholders, as described above, we agreed to grant to certain of the Junior Noteholders their pro rata share of warrants to purchase an aggregate of 1,448,472 shares of common stock of the Company (the “Tranche B Warrants”). The Tranche B Warrants have a term of three years and an exercise price equal to $0.328, one (1) cent above the closing price of the Company’s common stock on June 26, 2018.

* * * * * * * * *

The foregoing description of the SK Energy Note, Repayment Agreements, Bridge Note Repayment Agreement and Tranche B Warrants, do not purport to be complete and is qualified in its entirety by reference to the SK Energy Note, Tranche A Repayment Agreement, Junior Noteholders Repayment Agreement, Bridge Note Repayment Agreement and the Form of Warrant for the Purchase of Common Stock relating to the Tranche B Warrants, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 above regarding the SK Energy Note are incorporated by reference in this Item 2.03 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

We claim an exemption from registration for the issuance and sale of the SK Energy Note, Loan Shares and Tranche B Warrants, described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (“Securities Act”), since the foregoing issuances did not involve a public offering, the recipients were “accredited investors” and/or had access to similar information as would be included in a Registration Statement under the Securities Act. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Up to a total of 1,448,472 shares of common stock of the Company are issuable upon the exercise of the Tranche B Warrants pursuant to their terms.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Stock Purchase Agreement and immediately following the closing of the acquisition described in the Stock Purchase Agreement (discussed above under Item 1.01), we and SK Energy, as the then holder of all of the outstanding shares of Series A Convertible Preferred Stock, agreed to the filing of an Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock (the “Preferred Amendment”), which amended the designation of our Series A Convertible Preferred Stock (the “Designation”) to remove the beneficial ownership restriction contained therein, which prevented any holder of Series A Convertible Preferred Stock from converting such Series A Convertible Preferred Stock into shares of common stock of the Company if such conversion would result in the holder thereof holding more than 9.9% of the Company’s then outstanding common stock.

The Company filed the Preferred Amendment with the Secretary of State of Texas on June 25, 2018, and anticipates such amendment being effective on or around the date hereof, once such filing is accepted by the Secretary of State of Texas.

Shortly after SK Energy has received confirmation of the effectiveness of the Preferred Amendment, SK Energy has advised us that it plans to convert all of the shares of Series A Convertible Preferred Stock into common stock pursuant to the terms of the Designation, as amended, i.e., to convert such shares of preferred stock into 6,662,500 shares of the Company’s common stock. Assuming that conversion is affected, the Company plans to file a subsequent Form 8-K confirming such conversion.

The transactions affected pursuant to the Stock Purchase Agreement (i.e., the sale of the Series A Convertible Preferred Stock to a party other than GGE), triggered the automatic termination, pursuant to the terms of the Designation, of the right of GGE, upon notice to us, voting the Series A Convertible Preferred Stock separately as a single class, to appoint designees to fill up to two (2) seats on our Board of Directors, one of which must be an independent director as defined by applicable rules. As such, effective upon the closing of the Stock Purchase Agreement, our common stockholders have the right to appoint all members of our Board of Directors via plurality vote.

The foregoing description of the Preferred Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 3.03 and Item 5.03, below, by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 regarding the Preferred Amendment and the terms thereof is incorporated by reference in this Item 5.03 in its entirety. As discussed in Item 3.03, the Company anticipates the Preferred Amendment to be effective with the Secretary of State of Texas on or around the date of this report.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on June 26, 2018 regarding the matters discussed in Items 1.01, 2.03, 3.02, 3.03 and 5.03 above. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 8.01 Other Events.

Today, the Company, announced its pro forma Stockholders’ Equity as of March 31, 2018, giving effect to the closing of the sale of the SK Energy Note and the Repayment Agreements, each described above. The attached unaudited proforma condensed consolidated financial statements account for the sale of the SK Energy Note, the Repayment Agreements and certain other items described therein using the assumptions described in the notes therein, which are included herewith as Exhibit 99.1. The proforma condensed consolidated financial statements should be read in conjunction with the separate consolidated financial statements and related notes thereto of the Company for the quarter ended March 31, 2018, which are attached to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2018.

Although the pro forma attached as Exhibit 99.1 does not include adjustments for the Company’s results of operations from April 1, 2018, through the June 26, 2018 date of the closing of the sale of the SK Energy Note, the Company has not to date undertaken, and the Company’s management does not anticipate undertaking subsequent hereto, any significant transactions during the quarter ended June 30, 2018, other than as disclosed herein. Additionally’ the Company’s management does not currently anticipate reporting a net loss for the three months ended June 30, 2018 significantly different than the net loss reported for the three months ended March 31, 2018, of $4.2 million. Consequently, the Company’s management believes that, due to the transactions described herein, it will have stockholders’ equity of significantly more than $4.5 million, the minimum stockholders’ equity required to meet the continued listing requirements of the NYSE American, as of the quarter ended June 30, 2018.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*
Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock filed with the Secretary of State of Texas on June 25, 2018

10.1*	$7.7 Million Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, as lender, dated June 25, 2018
10.2*	Tranche A Note Repayment Agreement dated June 25, 2018, by and between PEDEVCO Corp. and the Tranche A Noteholders name therein
10.3*	Junior Notes Repayment Agreement dated June 25, 2018, by and between PEDEVCO Corp. and the Junior Noteholders name therein
10.4*	Bridge Note Repayment Agreement dated June 25, 2018, between PEDEVCO Corp. and the Bridge Noteholders name therein
10.5*	Form of Warrant for the Purchase of Common Stock dated June 25, 2018 (Tranche B Noteholders)
99.1**	Unaudited Proforma Condensed Consolidated Financial Statements and Notes Thereto as of March 31, 2018
99.2**	Press Release dated June 26, 2018

* Filed herewith.
** Furnished herewith.

 Forward-Looking Statements

Some of the statements contained in this report discuss future expectations, contain projections of results of operations or financial condition, or state other “forward-looking” information. The words “believe,” “intend,” “plan,” “expect,” “anticipate,” “estimate,” “project,” “goal” and similar expressions identify such a statement was made, although not all forward-looking statements contain such identifying words. These statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and is derived using numerous assumptions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the risks discussed in this and our other Securities and Exchange Commission filings. We do not promise to or take any responsibility to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements except as required by law. Future events and actual results could differ materially from those expressed in, contemplated by, or underlying such forward-looking statements.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date:  June 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

3.1*
Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock filed with the Secretary of State of Texas on June 25, 2018

10.1*	$7.7 Million Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, as lender, dated June 25, 2018
10.2*	Tranche A Note Repayment Agreement dated June 25, 2018, by and between PEDEVCO Corp. and the Tranche A Noteholders name therein
10.3*	Junior Note Repayment Agreement dated June 25, 2018, by and between PEDEVCO Corp. and the Junior Noteholders name therein
10.4*	Bridge Note Repayment Agreement dated June 25, 2018, between PEDEVCO Corp. and the Bridge Noteholders name therein
10.5*	Form of Warrant for the Purchase of Common Stock dated June 25, 2018 (Tranche B Noteholders)
99.1**	Unaudited Proforma Condensed Consolidated Financial Statements and Notes Thereto as of March 31, 2018
99.2**	Press Release dated June 26, 2018

* Filed herewith.
** Furnished herewith.